ameresco.com © 2022 Ameresco, Inc. All rights reserved. Q1 2022 Supplemental Information May 2, 2022

2 Safe Harbor Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues, net income, adjusted EBITDA, Non-GAAP EPS, gross margin, capital investments, other financial guidance, statements about our agreement with SCE including the impact of any delays, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward- looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed or at all; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without delay; demand for our energy efficiency and renewable energy solutions; our ability to complete and operate our projects on a profitable basis and as committed to our customers; our ability to arrange financing to fund our operations and projects and to comply with covenants in our existing debt agreements; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy and the fiscal health of the government; the ability of customers to cancel or defer contracts included in our backlog; the effects of our acquisitions and joint ventures; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and cost of labor and equipment particularly given global supply chain challenges; our reliance on third parties for our construction and installation work; the addition of new customers or the loss of existing customers including our reliance on the agreement with SCE for a significant portion of our revenues in 2022; the impact from Covid-19 on our business; global supply chain challenges, component shortages and inflationary pressures; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations; cybersecurity incidents and breaches; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (SEC) on March 1, 2022 and other SEC Filings. The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward- looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation and the accompanying tables include references to adjusted EBITDA, Non-GAAP EPS, Non-GAAP net income and adjusted cash from operations, which are Non- GAAP financial measures. For a description of these Non-GAAP financial measures, including the reasons management uses these measures, please see the section in the back of this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these Non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.”

Sources of Revenue – Q1 2022 3 Projects Energy efficiency and renewable energy projects Recurring Energy & incentive revenue from owned energy assets; plus recurring O&M from projects Other Services, software and integrated PV $393.4M $58.7M $21.9M

Projects 41% Assets 47% O&M 8% Other 4% $45M Adjusted EBITDA* 55% of Adjusted EBITDA Came From Recurring Lines of Business 4 Projects 83% Assets 8% O&M 4% Other 5% 12% Recurring $474M Revenue * Adjusted EBITDA percentages allocate corporate expenses according to revenue shareYear-to-Date 2022 55% Recurring

Energy Asset Portfolio – 3/31/2022 5 353 MWe of Energy Assets. Non-RNG Biogas is 94 MW, RNG is 38 MW, Solar is 212 MW, Other is 8 MW 464 MWe in Development & Construction. Renewable Gas is 134 MWe, Solar & Battery is 321 MW, Energy as a Service is 9 MW* Operating Energy Assets 353 MWe Other: 2% Solar: 60% Biogas: RNG 11% Biogas: Non-RNG 27% Energy Assets in Development & Construction 464 MWe EAAS: 2% Solar: 69% Biogas: RNG 29% Numbers may not sum due to rounding *$60M of our anticipated Assets in Development spending is for Energy as a Service assets, $34M of which does not include generation assets that can be measured in MWe

Energy Asset Balance Sheet – 3/31/2022 6 * Net of unamortized debt discount and debt issuance costs of $2.6M on corporate debt and $14.4M on Energy Debt $286M of the $908M energy assets on our balance sheet are still in development or construction. $346M of the $740M* of total debt on our balance sheet is debt associated with our energy assets. All of the energy debt is non-recourse to Ameresco, Inc. Total Debt $740M Corporate Debt $393M Energy Debt: $346M Energy Assets $908M Development/ Construction $286M Operating $622M

$0 $500,000,000 $1,000,000,000 $1,500,000,000 $2,000,000,000 Awarded Project Backlog Contracted Project Backlog Operating Energy Assets O&M Backlog Tremendous Forward Visibility: Backlog & Recurring Revenue Business 7 ~ 12-24 months to contract ~ 12-36 months of revenue 14 year weighted average PPA remaining 16 year weighted average lifetime Estimated contracted revenue and incentives during PPA period $1.75 billion $1.34 billion $1.04 billion $1.21 billion

Sustainable & Profitable Business Model 8 Revenue ($M) $717 $787 $867 $1,032 $1,216 $1,830 2017 2018 2019 2020 2021 2022 Guidance $1,870 High-End 21.1% CAGR Low-End 20.6% CAGR $63 $91 $91 $118 $153 $200 2017 2018 2019 2020 2021 2022 Guidance Adjusted EBITDA ($M) $210 High-End 27.1% CAGR Low-End 25.9% CAGR Expected to Expand Earnings at a Faster Rate than Revenue by Growing Higher Margin Recurring Lines of Business FY 2022 guidance, as reaffirmed May 2, 2022

Enabling a Low Carbon Future Since 2010, Ameresco’s renewable energy assets & customer projects delivered a cumulative Carbon Offset equivalent to: Greenhouse gas emissions from… 34 billion miles driven by an average passenger vehicle Carbon sequestered by… 16.7 million acres of U.S. forests in one year or Data estimates are based on Ameresco assets owned and operating as of 12/31/2021 and customer projects as of 12/31/2020. The annual carbon impact is calculated with these Ameresco estimates using the standards of the US EPA Greenhouse Gas Equivalencies calculator. 75+ Million Metric Tons of CO2 Ameresco’s 2021 Carbon Offset of approximately 13.6M Metric Tons of CO2 is equal to one of… 2.1M 2.8M 3.8M 4.9M 5.9M 7.1M 8.3M 9.7M 11.2M 12.6M 13.6M 0 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 16,000,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Aggregate Metric Tons of CO2 Avoided Per Year 9

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11 Non-GAAP Financial Measures We use the Non-GAAP financial measures defined and discussed below to provide investors and others with useful supplemental information to our financial results prepared in accordance with GAAP. These Non-GAAP financial measures should not be considered as an alternative to any measure of financial performance calculated and presented in accordance with GAAP. For a reconciliation of these Non-GAAP measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.” We understand that, although measures similar to these Non- GAAP financial measures are frequently used by investors and securities analysts in their evaluation of companies, they have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable GAAP financial measures or an analysis of our results of operations as reported under GAAP. To properly and prudently evaluate our business, we encourage investors to review our GAAP financial statements and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income attributable to common shareholders, including impact from redeemable non-controlling interests, before income tax (benefit) provision, other expenses net, depreciation, amortization of intangible assets, accretion of asset retirement obligations, contingent consideration expense, stock-based compensation expense, energy asset impairment, restructuring and other charges, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons: adjusted EBITDA and similar Non-GAAP measures are widely used by investors to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use adjusted EBITDA and similar Non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing our adjusted EBITDA in different historical periods, investors can evaluate our operating results without the additional variations of depreciation and amortization expense, accretion of asset retirement obligations, contingent consideration expense, stock-based compensation expense, impact from redeemable non-controlling interests, restructuring and asset impairment charges. We define adjusted EBITDA margin as adjusted EBITDA stated as a percentage of revenue. Our management uses adjusted EBITDA and adjusted EBITDA margin as measures of operating performance, because they do not include the impact of items that we do not consider indicative of our core operating performance; for planning purposes, including the preparation of our annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of our business strategies; and in communications with the board of directors and investors concerning our financial performance. Non-GAAP Net Income and EPS We define Non-GAAP net income and earnings per share (EPS) to exclude certain discrete items that management does not consider representative of our ongoing operations, including energy asset impairment, restructuring and other charges, impact from redeemable non-controlling interest, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. We consider Non-GAAP net income and Non- GAAP EPS to be important indicators of our operational strength and performance of our business because they eliminate the effects of events that are not part of the Company's core operations. Adjusted Cash from Operations We define adjusted cash from operations as cash flows from operating activities plus proceeds from Federal ESPC projects. Cash received in payment of Federal ESPC projects is treated as a financing cash flow under GAAP due to the unusual financing structure for these projects. These cash flows, however, correspond to the revenue generated by these projects. Thus we believe that adjusting operating cash flow to include the cash generated by our Federal ESPC projects provides investors with a useful measure for evaluating the cash generating ability of our core operating business. Our management uses adjusted cash from operations as a measure of liquidity because it captures all sources of cash associated with our revenue generated by operations.

GAAP to Non-GAAP Reconciliation 12 (Unaudited) (Unaudited) Adjusted EBITDA: Net income attributable to common shareholders 17,384$ 11,174$ Impact from redeemable non-controlling interests 1,914 1,257 Plus (Less): Income tax provision (benefit) 2,307 2,205 Plus: Other expenses, net 7,081 3,673 Plus: Depreciation and amortization 13,118 10,599 Plus: Stock-based compensation 3,531 767 Plus: Restructuring and other charges (209) 49 Adjusted EBITDA 45,126$ 29,724$ Adjusted EBITDA margin 9.5% 11.8% Revenue 473,948 252,200 Non-GAAP net income and EPS: Net income attributable to common shareholders 17,384$ 11,174$ Adjustment for accretion of tax equity financing fees (28) (31) Impact of redeemable non-controlling interests 1,914 1,257 Plus: Restructuring and other charges (209) - Less: Income Tax effect of Non-GAAP adjustments 54 (12) Non-GAAP net income 19,115$ 12,388$ Earnings per share: Diluted net income per common share 0.32$ 0.22$ Effect of adjustments to net income 0.04 0.03 Non-GAAP EPS 0.36$ 0.25$ Adjusted cash from operations Cash flows from operating activities (276,122)$ (38,724)$ Plus: proceeds from Federal ESPC projects 64,788 33,520 Adjusted cash from operations (211,334)$ (5,204)$ 2022 2021 Three Months Ended March 31,

GAAP to Non-GAAP Reconciliation (continued) 13 * Adjusted EBITDA by Line of Business includes corporate expenses allocated according to revenue share $000 USD Projects Operating Assets O&M Other Consolidated Adjusted EBITDA: Net income attributable to common shareholders 10,160$ 3,870$ 2,630$ 724$ 17,384$ Impact from redeemable non-controlling interests - 1,914 - - 1,914 Plus: Income tax provision/(benefit) 3,299 (1,784) 392 400 2,307 Plus: Other expenses, net 1,424 5,460 115 82 7,081 Plus: Depreciation and amortization 851 11,485 335 447 13,118 Plus: Stock-based compensation 2,934 286 153 158 3,531 Plus: Restructuring and other charges (155) (26) (14) (14) (209) Adjusted EBITDA 18,513$ 21,205$ 3,611$ 1,797$ 45,126$ Adjusted EBITDA margin 4.7% 55.2% 17.8% 8.2% 9.5% Three Months Ended March 31, 2022